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                                                                    EXHIBIT 99.3


                    FORM OF NOTICE OF GUARANTEED DELIVERY FOR

                             DEL MONTE FOODS COMPANY

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Del Monte Foods Company ("DMFC") made pursuant to the Prospectus, dated ________ __, 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Initial Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach DMFC prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Bankers Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.



               DELIVERY TO: BANKERS TRUST COMPANY, EXCHANGE AGENT

By Mail:                        By Hand:                         By Overnight Mail or Courier:
--------                        --------                         -----------------------------

BT Services Tennessee, Inc.     Bankers Trust Company            BT Services Tennessee, Inc.
Reorganization Unit             Corporate Trust and Agency       Corporate Trust and Agency
P.O. Box 292737                 Group                            Group
Nashville, TN                   Receipt & Delivery Window        Reorganization Unit
37229-2737                      123 Washington Street, 1st       648 Grassmere Park Road
                                Floor                            Nashville, TN 37211
                                New York, NY 10006
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                             Confirm: (615) 835-3572
                            Facsimile: (615) 835-3701


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to DMFC the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery
Procedures" section of the Prospectus.

Principal Amount of Initial Notes       Name(s) of Record Holders(s):
Tendered:


$____________________________________   ____________________________________

                                        ____________________________________
Certificate Nos. (if available):_____
_____________________________________   Address(es):________________________

If Initial Notes will be delivered by   ____________________________________
book-entry transfer to The Depositary
Trust Company, provide account number.  Area Code and Telephone Number(s):

Account Number_______________________   ____________________________________


                                        Signature(s):

                                        ____________________________________

                                        ____________________________________


                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.


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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United
States or any "eligible guarantor" institution within the meaning of Rule
17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one its address set forth above, the certificates representing all tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:________________________   ____________________________________
                                               (Authorized Signature)
Address:_____________________________
                                        Title:______________________________
_____________________________________
                                        Name:_______________________________
Area Code and Telephone Number:______
                                        Date:_______________________________



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